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EXHIBIT 32.1

                  CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND
                             CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the accompanying quarterly Report on Form 10-Q of Phoenix Interests, Inc. for the six ended June 30, 2008, I certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

      (1) the quarterly Report on Form 10-Q of Phoenix Interests, Inc. for the quarter ended June 30, 2008 fully complies with the requirements of
            Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) the information contained in the quarterly Report on Form 10-Q for the quarter ended June 30, 2008, fairly presents in all material respects, the financial condition and results of operations of Phoenix Interests, Inc.


                                By:    /s/ James D. Tilton, Jr.
                                       ----------------------------------------
                                Name:  James D. Tilton, Jr.
                                Title: Principal Executive Officer,
                                       Principal Financial Officer and Director

                                Date:  August 19, 2008